MENDOZA
BERGER
& COMPANY, L.L.P.
Certified Public Accountants

January 15, 2008

Board of Directors
telcoBlue, Inc.
3166 Custer Drive, Suite 101
Lexington KY 40517

Effective January 15, 2008, we will cease our services as your accountants. We have reached this decision reluctantly and after substantial deliberation.

We look forward to helping you make a smooth transition with your new accountants.

Very truly yours,

Mendoza Berger & Company, LLP

James F. Berger, CPA
Senior Partner

Main Office
9838 Research Drive • Irvine, CA 92618
949.387.9850 • Fax 949.387.9652

500 Citadel Drive, Suite 210 • Los Angeles, CA 90040
323.890.8180 • Fax 323.890.1077

MENDOZA
BERGER
COMPANY, L.L.P.
Certified Public Accountants

January 15, 2008

Board of Directors
telcoblue, Inc.
3166 Custer Drive, Suite 101
Lexington KY 40517

Dear Sirs/Madams:

This is to confirm that the client-auditor relationship between telcoblue, Inc. (File Number **0001123219**) and Mendoza Berger & Company, LLP, has ceased.

Very truly yours,

Mendoza Berger & Company, LLP

Mendoza Berger & Company, LLP

CC: Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C. 20549

Main Office
9838 Research Drive • Irvine, CA 92618
949.387.9850 • Fax 949.387.9652

500 Citadel Drive, Suite 210 • Los Angeles, CA 90040
323.890.8180 • Fax 323.890.1077